Amendment to Registration No. 333-43435
                                       Accession Number: 0000884264-97-000015
                                       Registration No. _____________________

 ------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                         AMENDMENT POST-EFFECTIVE NO. 1
                                    FORM S-8 POS

                             Registration Statement

                                      Under

                           The Securities Act of 1933

                                 RENO AIR, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                                       88-0259913
          State or other jurisdiction of            (IRS Employer
          incorporation or organization)             Identification No.)

          220 Edison Way, Reno, Nevada                    89502
          (Address of Principal Executive Offices)      (Zip Code)


                     Reno Air Employee Stock Incentive Plan
                                       and
                       Reno Air Director Stock Option Plan
--------------------------------------------------------------------------------
                            (Full title of the plans)

                                 Robert M. Rowen
                          General Counsel and Secretary
               Reno Air, Inc., 220 Edison Way, Reno, Nevada 89502
                                 (702) 686-3807
            (Name, address and telephone number of agent for service)

                                     PART II


     This Amendment No. 1 to Form S-8 is filed solely to correct a clerical error in transcribing Ernst & Young LLP's Consent of Independent Public Accountants (Exhibit 23.1).

                                Item 8. Exhibit

     The  following  exhibit  is  filed  as part of  this  Amendment.

Number   Description                                        Method of Filing


23.1     Consent of Ernst & Young LLP           Filed herewith




                        SIGNATURES AND POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Reno, State of Nevada, on December 30, 1997.

                                     RENO AIR, INC.



                                     By: ___/s/ ROBERT M. ROWEN________________
                                     Robert M. Rowen, on behalf of the Company
                                     and as Vice President - General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Capacity                    Date



DONALD L. BECK*                    Director                    December 30, 1997
   Donald L. Beck

BARRIE K. BRUNET*                  Director                    December 30, 1997
   Barrie K. Brunet

LEE M. HYDEMAN*                    Director                    December 30, 1997
   Lee M. Hydeman

JOE M. KILGORE*                    Director                    December 30, 1997
   Joe M. Kilgore

JAMES T. LLOYD*                    Director                    December 30, 1997
   James T. Lloyd

ROBERT W. REDING*                  Director and Chief          December 30, 1997
   Robert W. Reding                 Executive Officer

WAYNE L. STERN*                    Director                    December 30, 1997
   Dr. Wayne L. Stern

AGNIESZKA WINKLER*                 Director                    December 30, 1997
   Agnieszka Winkler


*By:_____/s/ ROBERT M. ROWEN______________________
    Robert M. Rowen, Attorney-in-fact







EXHIBIT INDEX

     The  following  exhibit  is filed as part of this  Amendment.

Number      Description                                        Method of Filing


23.1        Consent of Ernst & Young LLP                       Filed herewith